SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 25, 1998


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)

                          33-95932, 333-8733, 333-33493
                              333-48327 51-0368240

Delaware               (Commission File Number)                 (I.R.S. Employee
(State or other                                              Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                                          55437
Minneapolis, Minnesota                                               (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000



Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the July 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

 1995-QS1   1996-QS1  1996-QS2  1996-QS3  1996-QS4  1996-QS5  1996-QS7  1996-QS8
 1997-QS1   1997-QS2  1997-QS3  1997-QS4  1997-QS5  1997-QS6  1997-QS7  1997-QS8
 1997-QS9 1997-QS10 1997-QS11 1997-QS12 1997-QS13 1998-QS1 1998-QS2  1998-QS3GR1
 1998-QS4 1998-QS5 1998-QS6 1998-QS8 1998-QS7 1998-QS10



Item 7. Financial  Statements and Exhibits (a) Not applicable (b) Not applicable
(c) See Item 5.



                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


By:


Name: Davee Olson
Title:  Chief Financial Officer
Dated: July 25, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


By: /s/Davee Olson


Name: Davee Olson
Title:  Chief Financial Officer
Dated: July 25, 1998